SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 10, 2000
                       ----------------------------------
                Date of Report (Date of earliest event reported)

                    Travelers Bank Credit Card Master Trust I
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  333-40381                  52-2069082
       ------------------------------------------------------------------
       State or other           (Commission File             (IRS Employer
jurisdiction of incorporation        Number)               Identification No.)


                   4500 New Linden Hill Road
                     Wilmington, Delaware                     19808
              ------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)

                                 (302) 683-6511
                               ------------------
              (Registrant's telephone number, including area code)

                    TRAVELERS BANK CREDIT CARD MASTER TRUST I
                           Current Report on Form 8-K

ITEM 5.   OTHER EVENTS.

The Registrant hereby refers to, and incorporates by reference herein, the information contained in Exhibit 20.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          EXHIBITS:

Exhibit Number   Exhibit Description
--------------   -------------------

20.1 Monthly Report in respect of the Class A 6.00% Asset-Backed Certificates, Series 1998-1 issued by Travelers Bank Credit Card Master Trust I

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 10, 2000            TRAVELERS BANK CREDIT CARD
                                       MASTER TRUST I

                                   By:  CITIBANK USA, AS SERVICER


                                        By: /s/ Charles Haug
                                            --------------------------------
                                            Name: Charles Haug
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit Number      Exhibit Description
--------------      -------------------

20.1 Monthly Report in respect of the Class A 6.00% Asset-Backed Certificates, Series 1998-1 issued by Travelers Bank Credit Card Master Trust I